Exhibit 99.1

Bankrate Reports Third Quarter 2016 Financial Results

Raises Full Year Outlook with Third Quarter Performance

NEW YORK, NY – November 3, 2016 - Bankrate, Inc. (NYSE: RATE) today reported financial results for the quarter ended September 30, 2016.

Summary Financial Results:

In millions, except per share data	Q3 2016	Q3 2015	Growth

Total Revenue	$128.8	$99.7	29%

GAAP and Adjusted Net Income (loss)
GAAP	10.7	(23.4)	NM
Adjusted (1)	19.8	17.6	12%

Diluted earnings (loss) per share (EPS)
GAAP	0.12	(0.23)	NM
Adjusted	0.22	0.18	22%

Total Adjusted EBITDA (1)	38.5	35.3	9%

(1)

See reconciliation of GAAP to non-GAAP measures at the end of this press release; supplemental information can be found in the "Q3-16 Earnings Call Presentation" located in the "Investor Overview" section on http://investor.bankrate.com/.

Management Commentary:

“We are very pleased with our third quarter 2016 performance as the Company posted quarterly revenue and Adjusted EBITDA above the high-end of the guidance-range that was provided in August. Our Credit Cards business had a strong quarter. Adding NextAdvisor, including deploying its proprietary content marketing on CreditCards.com combined with other card segment paid marketing efforts lifted results in the quarter.  Further, our brand strength and social media footprint played a supporting role in a successful new card launch for an issuer. We are also making notable progress in our Banking segment, which posted the highest quarterly revenue and Adjusted EBITDA in three quarters as our value-based pricing framework gains traction. Mortgage revenues had another quarter of growth versus the prior year, and for the first time in three quarters deposit revenues grew sequentially versus the prior quarter.

“The strategic initiatives we outlined at the start of 2016 are progressing well.   We have a great team and are excited to continue on the path towards sustainable long-term sales and profit growth,” said Kenneth S. Esterow, President and CEO of Bankrate, Inc.

Third Quarter 2016 Financial Highlights:

•

Total third quarter revenue of $128.8 million, up 29% versus third quarter of 2015.  Credit Cards consumer inquiry revenue increased 54% versus third quarter of 2015.  Mortgage consumer inquiry revenue increased 35% versus third quarter of 2015.

•	Third quarter GAAP Net Income of $10.7 million, representing earnings per share of $0.12; Adjusted Net Income in the third quarter of $19.8 million representing earnings per share of $0.22.
•	Third quarter Adjusted EBITDA of $38.5 million, up 9% versus third quarter of 2015.

Third Quarter 2016 Business Highlights:

Credit Cards Segment:

•

Record segment revenue of $98.3 million, led by 54% growth in consumer inquiry revenue.  Achieved strong revenue growth from investments in paid marketing, the full quarter impact of NextAdvisor and the benefit from a new card product launch.

•	Record segment Adjusted EBITDA of $39.2 million, 19% higher versus third quarter of 2015.
•	In the third quarter, total marketing spend more than doubled versus the prior year quarter, as we continue to extend our consumer footprint beyond organic search.
•	Launched new television advertising which included issuer co-branding.

Banking Segment:

•

Segment revenue of $26.1 million  was 9% lower versus third quarter of 2015. Consumer inquiry revenue was 4% lower versus third quarter of 2015. Mortgage consumer inquiry revenues increased 35% versus third quarter of 2015. Deposit consumer inquiry revenues declined by 32% versus third quarter of 2015.  However, deposit consumer inquiry revenues increased 25% sequentially over the prior quarter as we launched value-based pricing in this vertical.

•	Segment Adjusted EBITDA of $6.4 million, $1.3 million lower versus third quarter of 2015.

Senior Care Segment:

•	Segment revenue of $5.9 million was 12% lower versus third quarter of 2015.
•	The number of participating senior living communities in the Caring network reached an all-time high in the third quarter, up 38% versus third quarter of 2015.
•	Caring.com launched a Cost per Lead (“CPL”) product in the growing in-home care adjacent vertical.

Business Outlook for the Fourth Quarter and Full Year 2016:

Bankrate, Inc.’s guidance remains unchanged for the fourth quarter ending December 31, 2016:

•	Revenue is expected to be in the range of $117 million to $122 million.
•	Adjusted EBITDA is expected to be in the range of $30 million to $32 million.

Bankrate, Inc. has raised guidance for the full year ending December 31, 2016:

•	Revenue is expected to be in the range of $438 million to $443 million.
•	Adjusted EBITDA is expected to be in the range of $114 million to $116 million.

November 3, 2016 at 5:00 p.m. EDT - Conference Call Interactive Dial-In and Webcast Information:

To participate in the teleconference please dial: (877) 809-9810 and enter the passcode 42898062.  International callers should dial: (330) 863-3286 and enter the passcode 42898062.  Please access the call at least 10 minutes prior to the time the conference is set to begin. A webcast of this call can be accessed at Bankrate’s website: http://investor.bankrate.com/.

Third Quarter 2016 Earnings Call Presentation:

Supplemental information including segment metrics and non-GAAP information can be found in the "Third Quarter 2016 Earnings Call Presentation" located in the "Investor Overview" section on http://investor.bankrate.com/.

Replay Information:

A replay of the conference call will be available beginning November 3, 2016 at 8:00 p.m. ET / 5:00 p.m. PT through November 10, 2016 at 8:00 p.m. ET / 5:00 p.m. PT.  To listen to the replay, call (855) 859-2056 and enter the passcode: 42898062.  International callers should dial (404) 537-3406 and enter the passcode: 42898062.

Non-GAAP Measures:

To supplement Bankrate’s financial statements presented in accordance with generally accepted accounting principles (“GAAP”), Bankrate uses non-GAAP measures of certain components of financial performance, including EBITDA, Adjusted EBITDA, Adjusted Net Income and Adjusted EPS, which are adjusted from results based on GAAP to exclude certain expenses, gains and losses.  These non-GAAP measures are provided to enhance investors’ overall understanding of Bankrate’s current financial performance and its prospects for the future.  Specifically, Bankrate believes the non-GAAP results provide useful information to both management and investors by excluding certain expenses, gains and losses that may not be indicative of its core operating results.  In addition, because Bankrate has historically reported certain non-GAAP results to investors, Bankrate believes the inclusion of non-GAAP measures provides consistency in its financial reporting. These measures should be considered in addition to results prepared in accordance with GAAP, but should not be considered a substitute for, or superior to, GAAP results. The non-GAAP measures included in this press release have been reconciled to the nearest GAAP measure in the financial tables below.

With respect to Bankrate’s business outlook for the fourth quarter and full year 2016, a reconciliation of net income to Adjusted EBITDA is not provided because the Company cannot, without unreasonable effort, estimate or predict with reasonable certainty various components of net income, including acquisition or disposition related costs, changes in fair value in contingent acquisition consideration, discrete tax items, and expenses related to governmental investigations and related litigation and indemnification obligations, which components could significantly impact that financial measure.

About Bankrate, Inc.

Bankrate (NYSE: RATE) is a leading online publisher, aggregator, and distributor of personal finance content.  The Company’s vision is to help consumers Maximize Your Money™ when they borrow, save or invest. With this in mind, RATE aggregates large scale audiences of in-market consumers by providing them with proprietary, fully researched, comprehensive, independent and objective personal finance and related editorial content across multiple vertical categories including credit cards, mortgages, deposits, senior care and other categories, such as personal and auto loans retirement, and taxes.  RATE’s flagship sites Bankrate.com,  CreditCards.com, and Caring.com are leading destinations in each of their respective verticals and connect their vast audiences with financial service and senior care providers and other contextually relevant advertisers. RATE also owns and operates a number of specialist sites, apps and social platforms, including NextAdvisor.com,  The Points Guy,  Interest.com,  Quizzle.com and Walla.by.  Bankrate also develops and provides content, tools, web services and co-branded websites to over 100 online partners, including Yahoo!, CNBC and MarketWatch. In addition, Bankrate licenses editorial content to leading news organizations such as The Wall Street Journal and The New York Times.

Cautionary Statement Regarding Forward Looking Statements

Certain matters included in this press release may be “forward-looking statements” which involve risks and uncertainties.  Those statements include statements regarding the intent, belief or current expectations of the Company and members of our management team.  Such forward-looking statements include, without limitation, statements made with respect to future revenue, revenue growth, market acceptance of our products, our strategy and profitability.  Investors and prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, and that actual results may differ materially from those contemplated by such forward-looking statements.  We derive many of our forward-looking statements from our operating budgets and forecasts, which are based upon many detailed assumptions.  While we believe that our assumptions are reasonable, we caution that it is very difficult to predict the impact of known or unknown factors, and it is impossible for us to anticipate all factors that could affect our actual results.  Important factors currently known to management that could cause actual results to differ materially from those in forward-looking statements include the following:  the willingness or interest of banks, lenders, brokers, credit card issuers, senior care providers and other advertisers in the business verticals in which we operate to advertise on our websites or mobile applications, or purchase our leads, clicks, calls and referrals; changes in application approval rates by our credit card issuer customers; increased competition and its effect on our website traffic, click-through rates, advertising rates, margins, and market share; our dependence on internet search engines to attract a significant portion of the visitors to our websites and our ability to diversify the sources from which we obtain visitor traffic to our websites and mobile applications, including without limitation through use of social media channels; changes in the way that search engines display paid and organic search results and the impact of those changes on the number of consumers that visit our online network; the cost of driving consumers to our online network, including without limitation our ability to generate traffic profitably through online marketing channels; our dependence on traffic from our partners to produce a significant portion of the Company's revenue and our ability to establish and maintain distribution arrangements; risks related to the successful integration of the NextAdvisor business acquired and the ability to realize the expected benefits from such acquisition; risks and uncertainties associated with the NextAdvisor business; the willingness of consumers to accept the Internet and our online network as a medium for obtaining information on financial products or senior care; shift of visitors from desktop to mobile and mobile app environments; the rate of conversion of consumers' visits to our websites or mobile applications into senior care referrals and the rate at which those referrals result in move-ins with our senior care customers; the number of consumers seeking information about the financial and senior care products we have on our websites or mobile applications; our ability to successfully execute on our strategies, and the effectiveness of our strategies and investments in our business, including without limitation whether they result in increased revenue or profitability; our ability to maintain good working relationships with our customers and third-party providers and to continue to attract new customers; the material weakness in the operating effectiveness of our internal controls over financial reporting discussed in our 2015 Annual Report on Form 10-K and our ability to remediate the weakness completely and promptly; risks relating to the defense or litigation of lawsuits, including without limitation the failure to obtain final court approval of the proposed settlement of the putative securities law class action lawsuit described in our SEC filings or delay in obtaining such approval, and risks related to decisions by class members to opt out of or object to the proposed settlement; the timing and outcome of, including potential expense associated with, and the potential impact on our business and stock price of any announcements regarding, the United States Department of Justice investigation relating to our financial reporting during 2012; the timing and outcome of, including potential expense associated with, and the potential impact on our business and stock price of any announcements regarding, the Consumer Financial Protection Bureau investigation; the costs of indemnification obligations to former directors, officers and employees; any delay, or failure to pay, or contractually required reduction in the deferred portion of the purchase price in connection with the sale of the Company's Insurance business in December 2015; our ability to anticipate and manage cybersecurity risk and data security risk and to mitigate or resolve issues that may arise; the effects of any security breach, data breach or cyberattack on our systems, websites or mobile applications, or on our reputation, and the impact of any notification costs or other liability arising from any security breach, data breach or cyberattack on our business; technological changes and our ability to adapt to new or evolving technologies that affect our business environment or operations; our ability to maintain effective disclosure controls and procedures and internal control over financial reporting; our ability to manage traffic on our websites or mobile applications, and service interruptions; our ability to maintain and develop our brands and content; our indebtedness and the effect such indebtedness may have on our business; our need and our ability to obtain additional debt or equity financing; our ability to integrate the operations and realize the expected benefits of businesses that we have acquired and may acquire in the future; the effect of unexpected liabilities we assume (whether intentional or not) from our acquisitions; the effect of programmatic advertising platforms on display revenue; our ability to attract and retain executive officers and personnel; any failure or refusal by our insurance providers to provide coverage under our insurance policies, including without limitation in connection with the putative securities class action lawsuit; our ability to protect our intellectual property; the effects of potential liability for content on our websites or mobile applications; the effect of our operations in the United Kingdom and possible expansion to other international markets, in which we may have limited experience, and our ability to successfully execute on our business strategies in international markets; the strength of the U.S. economy in general and the financial services industry in particular; changes in monetary and fiscal policies of the U.S. government and interest rate volatility; changes in consumer spending and saving habits; review of our business and operations by regulatory or other governmental authorities; changes in laws and regulations or interpretations of laws and regulations, other changes in the legal and regulatory environment, and the impact of such changes on the operation of our business; any further impairment to our goodwill and/or intangible assets, including without limitation further impairment of the goodwill of our Banking reporting unit or Quizzle reporting unit, and the potential for impairment of the goodwill of our Senior Care reporting unit, as discussed in our SEC filings; changes in accounting principles, policies, practices or guidelines; and our ability to manage the risks involved in the foregoing. For more information about factors that could cause actual results to differ materially from our expectations, refer to our reports filed with the Securities and Exchange Commission, including the discussion without limitation under “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2015 along with any modifications or updates to those “Risk Factors” in our Quarterly Reports on Form 10-Q.  These documents are available on the SEC’s website at www.sec.gov.  Any factor described above or in our SEC reports could, by itself or together with one or more other factors, adversely affect our financial results and condition. We caution you that the foregoing list of important factors may not contain all of the material factors that are important to you.  We undertake no obligation to publicly update or revise any forward-looking statements as a result of new information, future events or otherwise, except as otherwise required by law.

-Financial Statements Follow-

###

For more information contact:

Steven D. Barnhart

SVP, Chief Financial Officer

steve.barnhart@bankrate.com

(917) 438-9558

Bankrate, Inc. and Subsidiaries

Condensed Consolidated Balance Sheet

(Unaudited)

(In thousands, except share and per share data)

	September 30,	December 31,
	2016	2015
Assets
Cash and cash equivalents	$135,831	$237,204
Accounts receivable, net of allowance for doubtful accounts of
$238 and $147, respectively	71,029	56,265
Prepaid expenses and other current assets	23,404	27,773
Total current assets	230,264	321,242
Furniture, fixtures and equipment, net of accumulated depreciation of
$20,115 and $16,027, respectively	14,092	10,189
Intangible assets, net of accumulated amortization of
$194,986 and $168,627, respectively	208,924	205,766
Goodwill	604,789	567,544
Other assets	36,059	23,127
Total assets	$1,094,128	$1,127,868
Liabilities and stockholders' equity
Liabilities
Accounts payable	$11,163	$10,147
Accrued expenses	31,917	25,838
Deferred revenue and customer deposits	1,086	1,508
Accrued interest payable	2,297	6,890
Other current liabilities	7,211	15,583
	53,674	59,966
Deferred income taxes	6,950	7,552
Long term debt, net of unamortized discount	295,103	293,284
Other liabilities	48,976	5,871
Total liabilities	404,703	366,673
Commitments and contingencies
Stockholders' equity
Common stock, par value $.01 per share -
300,000,000 shares authorized
103,133,890 shares and 103,845,310 shares issued,
respectively; 90,145,705 shares and 96,794,018 shares outstanding, respectively	1,032	1,039
Additional paid-in capital	898,440	886,261
Accumulated deficit	(66,973)	(36,985)
Less: Treasury stock, at cost - 12,988,185 shares and 7,051,292 shares, respectively	(142,344)	(88,616)
Accumulated other comprehensive loss	(730)	(504)
Total stockholders' equity	689,425	761,195
Total liabilities and stockholders' equity	$1,094,128	$1,127,868

Bankrate, Inc. and Subsidiaries

Condensed Consolidated Statements of Income (Loss)

(Unaudited)

(In thousands, except share and per share data)

	Three months ended		Nine months ended
	September 30,	September 30,	September 30,	September 30,
	2016	2015	2016	2015
Revenue	$128,798	$99,659	$320,578	$278,219

Costs and expenses:
Cost of revenue	64,516	44,526	164,936	127,700
Sales and marketing	4,619	4,269	13,237	12,773
Product development and technology	8,122	6,320	22,171	17,060
General and administrative	23,939	19,206	60,928	51,602
Legal settlements	(13,824)	-	5,325	3
Acquisition, disposition and related expenses	(80)	557	1,255	1,131
Restructuring charges	(93)	93	(127)	93
Changes in fair value of contingent acquisition consideration	3,389	348	3,490	736
Impairment charges	4,178	-	29,178	-
Depreciation and amortization	10,845	9,983	31,551	29,285
Total costs and expenses	105,611	85,302	331,944	240,383
Income (loss) from operations	23,187	14,357	(11,366)	37,836

Interest and other expenses, net	4,871	5,583	14,693	17,266

Income (loss) before taxes	18,316	8,774	(26,059)	20,570
Income tax expense	7,534	3,109	3,747	8,411
Net (loss) income from continuing operations	10,782	5,665	(29,806)	12,159

Net loss from discontinued operation, net of income taxes	(96)	(29,056)	(182)	(30,277)
Net income (loss)	$10,686	$(23,391)	$(29,988)	$(18,118)

Basic net income (loss) per share:
Continuing operations	$0.12	$0.06	$(0.33)	$0.12
Discontinued operation	-	(0.30)	-	(0.30)
Basic net income (loss) per share:	$0.12	$(0.24)	$(0.33)	$(0.18)

Diluted net income (loss) per share:
Continuing operations	$0.12	$0.06	$(0.33)	$0.12
Discontinued operation	-	(0.29)	-	(0.30)
Diluted net income (loss) per share	$0.12	$(0.23)	$(0.33)	$(0.18)

Weighted average common shares outstanding:
Basic	87,865,210	98,637,078	89,596,668	98,661,043
Diluted	88,895,104	99,305,197	89,596,668	99,246,176

Net income (loss)	$10,686	(23,391)	(29,988)	(18,118)
Other comprehensive income (loss), net of tax	73	(123)	(226)	(96)
Comprehensive income (loss)	$10,759	$(23,514)	$(30,214)	$(18,214)

Bankrate, Inc. and Subsidiaries

Non-GAAP Measures (Unaudited)

(In thousands, except per share data)

	(Unaudited)		(Unaudited)
	Three months ended		Nine months ended
	September 30,	September 30,	September 30,	September 30,
	2016	2015	2016	2015
Revenue	$128,798	$99,659	$320,578	$278,219

Adjusted EBITDA (1)	$38,486	$35,275	$84,410	$98,621
Adjusted EBITDA margin	29.9%	35.4%	26.3%	35.4%

Adjusted net income (2)	$19,791	$17,594	$40,272	$47,834
Adjusted EPS	$0.22	$0.18	$0.45	$0.48

Adjusted weighted average common shares outstanding (diluted):	88,895,104	99,305,197	90,297,873	99,246,176

(1) Adjusted EBITDA adds back interest and other expense; income tax (benefit) expense; depreciation and amortization; net income (loss) from discontinued operations; changes in fair value of contingent acquisition consideration; acquisition, disposition, offering and related expenses; restructuring charges; any impairment charge; Next Advisor contingent payments for the acquisition; costs related to the restatement, the internal review, the SEC and DOJ investigations and related litigation and indemnification obligations; purchase accounting adjustments; stock-based compensation; legal settlements; and the results of the operations in China as we are winding them down and ceasing the operations.

Reconciliation of Adjusted EBITDA
Net income (loss)	$10,686	$(23,391)	$(29,988)	$(18,118)
Interest and other expenses, net	4,871	5,583	14,693	17,266
Income tax expense	7,534	3,109	3,747	8,411
Depreciation and amortization	10,845	9,983	31,551	29,285
Earnings before interest, taxes, depreciation and amortization (EBITDA)	33,936	(4,716)	20,003	36,844
Net loss (income) from discontinued operations	96	29,056	182	30,277
China operations	736	16	1,505	309
Changes in fair value of contingent acquisition consideration	3,389	348	3,490	736
Acquisition, disposition and related expenses	(80)	557	1,255	1,131
Next Advisor contingent payments	2,519	-	3,890	-
Restatement-related expenses	2,234	1,089	5,656	10,647
Impact of purchase accounting	-	-	-	35
Stock-based compensation (4)	5,395	8,832	14,053	18,546
Legal settlements	(13,824)	-	5,325	3
Restructuring charge	(93)	93	(127)	93
Impairment	4,178	-	29,178	-
Adjusted EBITDA	$38,486	$35,275	$84,410	$98,621

(2) Adjusted net income adds back net income (loss) from discontinued operations; income tax (benefit) expense; non-recurring change in fair value of contingent acquisition consideration; acquisition, disposition, offering and related expenses; restructuring charges; any impairment charge; Next Advisor contingent payments for the acquisition; costs related to the restatement, the internal review, the SEC and DOJ investigations and related litigation and indemnification obligations; purchase accounting adjustments; stock-based compensation; legal settlements; amortization; and the results of the operations in China as we are winding them down and ceasing the operations; net of tax.

Reconciliation of Adjusted net income
Net income (loss)	$10,686	$(23,391)	$(29,988)	$(18,118)
Net loss (income) from discontinued operations	96	29,056	182	30,277
China operations	736	16	1,505	309
Income tax expense	7,534	3,109	3,747	8,411
Change in fair value of contingent acquisition consideration due to change in estimate (3)	2,870	-	2,649	(945)
Acquisition, disposition and related expenses	(80)	557	1,255	1,131
Next Advisor contingent payments	2,519	-	3,890	-
Restatement-related expenses	2,234	1,089	5,656	10,647
Impact of purchase accounting	-	-	-	35
Stock-based compensation (4)	5,395	8,832	14,053	18,546
Legal settlements	(13,824)	-	5,325	3
Amortization	10,194	9,482	28,695	28,028
Restructuring charge	(93)	93	(127)	93
Impairment	4,178	-	29,178	-
Adjusted income before tax	32,445	28,843	66,020	78,417
Income tax (5)	12,654	11,249	25,748	30,583
Adjusted net income	$19,791	$17,594	$40,272	$47,834

(3) Change in fair value of contingent acquisition consideration due to change in estimate represents changes in fair value attributable to changes in expected earnings of acquired businesses.
Reconciliation of change in fair value of contingent acquisition consideration
Change in fair value of contingent acquisition consideration	$3,389	$348	$3,490	$736
Less: Change in fair value due to passage of time	519	348	841	1,681
Change in fair value of contingent acquisition consideration due to change in estimate	$2,870	$-	$2,649	$(945)

(4) Stock-based compensation is recorded in the following line items:
Cost of revenue	$455	$196	$1,364	$1,174
Sales and marketing	458	576	1,392	1,915
Product development and technology	1,140	822	3,006	2,685
General and administrative	3,342	7,238	8,291	12,772
Total stock-based compensation expense	$5,395	$8,832	$14,053	$18,546

(5) Assumes 39% income tax rate.